EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1998 included in Integrated Health Services, Inc.'s Amendment No. 1 to Current Report on Form 8-K/A dated December 31, 1997 and to all references to our Firm included in this registration statement.


                                        Arthur Andersen LLP


Albuquerque, New Mexico
May 7, 1999